SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-08397

Date of Report: February 4, 2010

CHINA SXAN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	95-4755369
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

49 Fuxingmennei Street, Suite 310, Beijing, P.R. China	100031
(Address of principal executive offices)	(Zip Code)

86-10-66050821
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors

Effective on February 4, 2010, Feng Zhenxing and Feng Guowu have resigned from their positions as members of the Registrant’s Board of Directors.  Chen Yu remains the only member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 8, 2010                                                                CHINA SXAN BIOTECH, INC.

By: /s/ Chen Yu
     Chen Yu, Chief Executive Officer